Exhibit 10.1

                     THE SOUTHERN CONNECTICUT BANCORP, INC.

                        2005 STOCK OPTION AND AWARD PLAN


                  Southern Connecticut Bancorp, Inc., a Connecticut corporation (the "Company"), wishes to attract employees and directors to the Company and its subsidiaries, induce employees and directors to remain with the Company and its subsidiaries, and encourage them to increase their efforts to make the Company's and the subsidiaries' business more successful. In furtherance thereof, The Southern Connecticut Bancorp 2005 Stock Option and Award Plan is designed to provide equity-based incentives to employees and directors of the Company and its subsidiaries.

                  1. Definitions.

                  Whenever used herein, the following terms shall have the meanings set forth below:

                  "Award" means a grant of Shares under the Plan.

                  "Board" means the Board of Directors of the Company.

                  "Cause" means, unless otherwise provided in the Option Award Agreement, (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect, (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company, (iii) the commission of a felony or a crime of moral turpitude, or any crime involving the Company or involving fraud, misappropriation or embezzlement, (iv) a material breach of the Optionee's employment agreement (if any) with the Company, (v) engagement in misconduct, neglect, fraud, misappropriation or embezzlement in the course of performance of the Optionee's duties, or any other act which is to the detriment of the Company, as determined in the discretion of the Committee, or (vi) any illegal act detrimental to the Company.

                  "Change in Control" shall be deemed to have occurred with respect to Company if any "Person," as hereinafter defined, has acquired control of the Company. A "Person" has control if:

                  (i) the Person, directly or indirectly,  or acting through one
(1) or more other Persons, owns, controls or has power to vote twenty-five percent (25%) or more of the voting common stock of Company;

                  (ii) the Company consummates a merger, consolidation, sale of substantially all its assets, or substantially similar reorganization transaction with such Person, excluding, however, any merger, consolidation, sale of substantially all its assets, or substantially similar reorganization transaction in which immediately after such transaction, the shareholders of the Company, in their capacities as such and as a result thereof, shall own at least fifty percent (50%) in voting power of the then outstanding securities of the Company or of any surviving corporation or business entity pursuant to any such transaction;

                  (iii) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute a majority of such Board, unless the election, or the nomination for election of each new Director was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who were Directors at the beginning of such period; or

                  (iv) the Board of Directors of the Company, by vote of a majority of all the Directors, adopts a resolution to the effect that a "Change-in-Control" has occurred for purposes of the Plan.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Committee"  means the Committee  appointed by the Board under
Section 3.



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                  "Common  Stock"  means  the  Company's  Common  Stock,  either currently existing or authorized hereafter.

                  "Company"  means  Southern   Connecticut   Bancorp,   Inc.,  a
Connecticut corporation.

                  "Company Group" means Southern Connecticut Bancorp, Inc. and any subsidiary of Southern Connecticut Bancorp, Inc. which is a "subsidiary corporation" within the meaning of Section 424(f) of the Internal Revenue Code.

                  "Disability," unless otherwise provided by the Committee in the Optionee's Award Agreement with respect to Non-Qualified Stock Options, shall have the meaning set forth in Section 22(e)(3) of the Code.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Executive Officer" means the chief executive officer, the president, any vice president of the Company in charge of a principal business unit, division or function, any other officer who performs a policy making function or any other person who performs similar policy making functions for the Company and who is deemed an executive officer for purposes of Section 16 under the Securities Exchange Act of 1934, as amended. Executive officers of subsidiaries of the Company may be deemed executive officers of the Company if they perform such policy making functions for the Company and are deemed executive officers for purposes of Section 16.

                  "Fair Market  Value" per Share as of a  particular  date means
(i) if Shares are then listed on a national stock exchange, the closing sales price per Share on the exchange for the last preceding date on which there was a sale of Shares on such exchange, as determined by the Committee, (ii) if Shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, as determined by the Committee, or (iii) if Shares are not then listed on a national stock exchange or traded on an over-the-counter market, such value as may be determined by the Committee in its discretion or as may be determined in accordance with such methodologies, procedures or other rules (which may provide, without limitation, that determinations of Fair Market Value shall be made by an independent third party) as may be established by the Committee in its discretion; provided that, where the Shares are so listed or traded, the Committee may make discretionary determinations, or implement such methodologies, procedures or other rules, where the Shares have not been traded for 10 trading days.

                  "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422(b) of the Code.

                  "Non-Qualified Stock Option" means an Option which is not an Incentive Stock Option.

                  "Option" means the right to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Option Award Agreement, a number of Shares determined by the Committee.

                  "Option Award Agreement" means a written agreement in a form approved by the Committee to be entered into by the Company and the Optionee of an Option, as provided in Section 4.

                  "Optionee" means an employee or director of the Company to whom an Option is granted, or the Successors of the Optionee, as the context so requires.

                  "Option Price" means the exercise price per Share.

                  "Person"  means  any  individual,  corporation,   partnership,
company or other entity, and shall include a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934.



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                  "Plan" means The Southern Connecticut Bancorp, Inc. 2005 Stock
Option and Award Plan, as set forth herein and as the same may from time to time be amended.

                  "Retirement" means, unless otherwise provided by the Committee in the Optionee's Award Agreement, the termination (other than for Cause) of employment or service as a director of an Optionee on or after the Optionee's attainment of age 65 or on or after the Optionee's attainment of age 55 with five consecutive years of service with the Company.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shares" means shares of Common Stock of the Company.

                  "Successor of the Optionee" means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee.

                  2. Effective Date and Termination of Plan.
                  The effective date of the Plan is June 1, 2005, subject to the approval by the shareholders of the Company. The Plan shall terminate on, and no Award or Option shall be granted hereunder on or after, the 10-year anniversary of the earlier of the approval of the Plan by (i) the Board or (ii) the shareholders of the Company; provided, however, that the Board may at any time prior to that date terminate the Plan.

                  3. Administration of Plan.
                  The Plan shall be administered by the Committee appointed by the Board. During any time that Shares are registered under the Securities Act, the Committee shall consist of two or more individuals each of whom shall be a "nonemployee director" as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission ("Rule 16b-3") under the Exchange Act and shall, at such times as the Company is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Options), qualify as "outside directors" for purposes of Section 162(m) of the Code. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member. If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder.

                  4. Eligibility and Grant of Awards and Options; Committee Authority.

                  Subject to the provisions of the Plan, the Committee shall, in its discretion as reflected by the terms of the Awards or the Option Award
Agreements: (i) authorize the granting of Shares or Options to employees and directors of the Company Group; (ii) determine and designate from time to time those employees and directors of the Company Group to whom Shares or Options are to be granted and the number of Shares to be awarded or optioned to each employee or director; (iii) determine whether to grant Incentive Stock Options, or Non-Qualified Stock Options, or both (to the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option); provided that Incentive Stock Options may only be granted to employees; (iv) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; (v) determine or impose other conditions to the grant or exercise of Options under the Plan as it may deem appropriate; and (vi) determine the terms and conditions, including the conditions for repurchase or forfeiture and the issue price, if any, of any Award of Common Stock. In determining the eligibility of an employee or director to receive an Award or Option, as well as in determining the number of Shares to be awarded or optioned to any employee or director, the Committee may consider the position and responsibilities of the employee or director, the nature and value to the Company Group of the employee's or director's services and accomplishments, the employee's or director's present and potential contribution to the success of the Company Group and such other factors as the Committee may deem relevant. Each Option Award Agreement and each Common Stock Award shall contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Committee. An Optionee or Award recipient shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee or Award recipient pursuant to the express provisions of the Plan and the Award Agreement. The Committee shall cause each Option to be designated as an Incentive Stock Option or a Non-Qualified Stock Option.

                  5. Number of Shares Subject to Awards and Options.
                  Subject to adjustment under Section 18, Awards and Options with respect to an aggregate of no more than 150,000 Shares may be granted under the Plan. Notwithstanding the foregoing provision of this Section 5, Shares as to which an Option is granted under the Plan that remains unexercised at the expiration, forfeiture or other termination of such Option may be the subject of the grant of further Options. Shares of Common Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. The certificates for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any rights of first refusal or other restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate.

                  Subject to adjustment under Section 18, the maximum number of shares of Common Stock to which an Award or Option may be granted to any participant under the Plan shall be 50,000 per calendar year. The per participant limit described in this Section 5 shall be construed and applied consistently with Section 162(m) of the Code.

                  The aggregate Fair Market Value, determined as of the date an Option is granted, of the Common Stock for which any Optionee may be awarded Incentive Stock Options which are first exercisable by the Optionee during any calendar year under the Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000.

                  6. Option Price.
                  The Option Price shall be determined by the Committee on the date the Option is granted and reflected in the Option Award Agreement, as the same may be amended from time to time. Any particular Option Award Agreement may provide for different exercise prices for specified amounts of Shares subject to the Option. The Option Price with respect to each Incentive Stock Option shall not be less than 100% (or 110%, in the case of an individual described in Section 422(b)(6) of the Code relating to certain 10% owners) of the Fair Market Value of a Share on the day the Incentive Stock Option is granted.

                  7. Period of Option and Vesting.
                   (a) Unless earlier expired, forfeited or otherwise terminated, each Option shall expire in its entirety upon the 10th anniversary of the date of grant or shall have such other term as is set forth in the applicable Option Award Agreement (except that, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners) who is granted an Incentive Stock Option, the term of such Option shall be no more than five years from the date of grant). The Option shall also expire, be forfeited and terminate at such times and in such circumstances as otherwise provided hereunder (including the forfeiture provisions of Section 9(b)) or under the Option Award Agreement.

                  (b) Options shall vest according to the vesting schedule determined by the Committee and as provided in the Option Award Agreement. Unless otherwise provided in the Option Award Agreement or herein, no Option (or portion thereof) shall ever be exercisable if the Optionee's employment or service as a director with the Company Group has terminated before the time at which such Option would otherwise have become exercisable, and any Option that would otherwise become exercisable after such termination shall not become exercisable and shall be forfeited upon such termination. Upon and after the death of an Optionee, such Optionee's Options, if and to the extent otherwise exercisable hereunder or under the applicable Option Award Agreement after the Optionee's death, may be exercised by the Successors of the Optionee.

                  8. Exercisability Upon and After Termination of Optionee.
                   (a) Unless otherwise provided in the Option Award Agreement, if the Optionee is an employee of the Company Group who is neither an Executive Officer nor a director of the Company or a subsidiary of the Company, and the Optionee's employment with the Company Group is terminated:

                           (i)      Other  than  by  voluntary   termination  of
                                    service by the  Optionee or  termination  by
                                    the  Company  Group for Cause and other than
                                    by   reason   of   death,   Disability,   or
                                    Retirement, no exercise of an Option may occur after the expiration of the 3-month period following the termination, or if earlier, the expiration of the term of the Option as provided under Section 7; or

                           (ii) By reason of death, Disability or Retirement, no exercise of an Option may occur after the expiration of the 1-year period following the termination, or if earlier, the expiration of the term of the Option as provided under Section 7; or

                           (iii) Voluntarily by the Optionee or by the Company Group for Cause, the Optionee's Options, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

                  (b) Unless otherwise provided in the Option Award Agreement, if the Optionee is an Executive Officer or a director of the Company or a subsidiary of the Company, and the Optionee's employment or service as a director with the Company Group is terminated:

                           (i)      Other  than  by  voluntary   termination  of
                                    service by the  Optionee or  termination  by
                                    the  Company  Group for Cause and other than
                                    by   reason   of   death,   Disability,   or
                                    Retirement, no exercise of an Option may occur after the expiration of the 3-month period following the termination, or if earlier, the expiration of the term of the Option as provided under Section 7; or

                           (ii) Voluntarily by the Optionee or by reason of Disability, no exercise of an Option may occur after the 1-year period following the termination, or if earlier, the expiration of the term of the Option as provided under
                                    Section 7; or

                           (iii) By reason of death or Retirement, no exercise of an Option may occur after the expiration of the 2-year period following the termination, or if earlier, the expiration of the term of the Option as provided under Section 7; or

                           (iv)     by  the   Company   Group  for  Cause,   the
                                    Optionee's   Options,  to  the  extent  then
                                    unexercised,  shall  thereupon  cease  to be
                                    exercisable    and   shall   be    forfeited
                                    forthwith.

                  (c) Except as may  otherwise  be  expressly  set forth in this
Section 8, and except as may otherwise be expressly provided under the Option Award Agreement, no provision of this Section 8 is intended to or shall permit the exercise of the Option to the extent the Option was not exercisable upon cessation of employment or service as a director.

                  9. Exercise of Options.
                   (a) Subject to vesting and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised, and payment in full of the aggregate Option Price made, by an Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased.

                  (b) In the event that the state or federal bank regulatory agency that has primary authority over the Company or any bank subsidiary determines that the regulated entity's capital has fallen below its minimum requirements, such agency may direct the Company to notify Optionees that any Options that are not exercised by the date specified in any such notice will expire on such date. If any such notice is given, any Option not exercised by such date shall terminate on such date.

                  (c) Without limiting the scope of the Committee's discretion hereunder, the Committee may impose such other restrictions on the exercise of Options (whether or not in the nature of the foregoing restrictions) as it may deem necessary or appropriate.

                  (d) If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of
Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company thereupon has a tax-withholding obligation, shall pay to the Company an amount equal to any withholding tax the Company is required to pay as a result of the disqualifying disposition.

                  10. Payment.
                   (a) The aggregate Option Price shall be paid in full upon the exercise of the Option. Payment must be made by one of the following methods:

                  (i) a certified or bank cashier's check;
                  (ii) the proceeds of a Company loan program or third-party sale program or a notice acceptable to the Committee given as consideration under such a program, in each case if permitted by the Committee in its discretion, if such a program has been established and the Optionee is eligible to participate therein;

                  (iii) if approved by the Committee in its discretion, Shares of previously owned Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price;

                  (iv) if approved by the Committee in its discretion, through the written election of the Optionee to have Shares withheld by the Company from the Shares otherwise to be received, with such withheld Shares having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price; or

                  (v) by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.

                  (b) The Committee, in its discretion, may also permit the Optionee to elect to exercise an Option by receiving a combination of Shares and cash, or, in the discretion of the Committee, either Shares or solely in cash, with an aggregate Fair Market Value (or, to the extent of payment in cash, in an amount) equal to the excess of the Fair Market Value of the Shares with respect to which the Option is being exercised over the aggregate Option Price, as determined as of the day the Option is exercised.

                  (c) Except in the case of Options exercised by certified or bank cashier's check, the Committee may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option. Any fractional Shares resulting from an Optionee's election that is accepted by the Company shall in the discretion of the Committee be paid in cash.

                  11. Tax Withholding.
                  The Committee may, in its discretion, require the Optionee or the recipient of an Award to pay to the applicable member of the Company Group at the time of exercise of any Option or receipt of any Award the amount that the Committee deems necessary to satisfy the Company's obligation to withhold federal, state or local income or other taxes incurred by reason of the exercise. Upon exercise of an Option, the Optionee may, if approved by the Committee in its discretion, make a written election to have Shares then issued withheld by the Company from the Shares otherwise to be received, or to deliver previously owned Shares, in order to satisfy the liability for such withholding taxes. In the event that the Optionee makes, and the Committee permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. Where the exercise of an Option does not give rise to an obligation by any member of the Company Group to withhold federal, state or local income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Committee may, in its discretion, make such arrangements and impose such requirements as it deems necessary or appropriate. Notwithstanding anything contained in the Plan to the contrary, the Optionee's satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company's obligation as may otherwise be provided hereunder to provide Shares to the Optionee, and the failure of the Optionee to satisfy such requirements with respect to the exercise of an Option shall cause such Option to be forfeited.

                  12. Exercise by Successors.
                  An Option may be exercised, and payment in full of the aggregate Option Price made, by the Successors of the Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Option will be exercised as otherwise provided hereunder, in the discretion of the Company or the Committee, if and as applicable.

                  13. Nontransferability of Option.
                  Each Option granted under the Plan shall by its terms be nontransferable by the Optionee except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his or her death.

                  14. Right of First Refusal; Right of Repurchase; Transfer Restrictions.
                   (a) At the time of grant, the Committee may provide in connection with any grant made under the Plan that Shares received in connection with Options shall be subject to a right of first refusal pursuant to which the Company shall be entitled to purchase such Shares in the event of a prospective sale of the Shares, subject to such terms and conditions as the Committee may specify at the time of grant or (if permitted by the Award Agreement) thereafter, and to a right of repurchase, pursuant to which the Company shall be entitled to purchase such Shares at the Fair Market Value of the Shares (unless otherwise provided in the Award Agreement), or, otherwise at a price determined by, or under a formula set by, the Committee at the time of grant or (if permitted by the Option Award Agreement) thereafter, subject to such other terms and conditions as the Committee may specify at the time of grant.

                  (b) Any Shares issued pursuant to an Option shall be subject to such transfer restrictions as may be set forth in the Option's Award Agreement (including, without limitation, the requirement that any Shares acquired prior to the time such Shares are registered under the Securities Act or an exemption therefrom is available, be assigned and subject to a voting trust with terms determined by the Committee).

                  15. Regulations and Approvals.
                   (a) The obligation of the Company to sell Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

                  (b) The Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to stock options.

                  (c) Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.

                  (d) In the event that the disposition of stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required under the Securities Act, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such




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individual are acquired for investment  only and not with a view to distribution and that such Shares will be disposed of only if registered for sale under the Securities Act or if there is an available exemption for such disposition.

                  16. Administrative Rules; Interpretation.
                  The Committee may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. Without limiting the generality of the foregoing, the Committee may
(i) determine (A) the conditions under which an Optionee will be considered to have retired or become disabled and (B) whether any Optionee has done so; (ii) establish or assist in the establishment of a program (which need not be administered in a nondiscriminatory or uniform manner) under which the Company or a third party may make bona-fide loans on arm's-length terms to any or all Optionees to assist such Optionees with the satisfaction of any or all of the obligations that such Optionees may have hereunder or under which third-party sales may be made for such purpose (including, without limitation, a loan program under which the Company or a third party would advance the aggregate Option Price to the Optionee and be repaid with Option stock or the proceeds thereof and a sale program under which funds to pay for Option stock are delivered by a third party upon the third party's receipt from the Company of stock certificates); (iii) determine the extent, if any, to which Options or Shares shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder); (iv) interpret the Plan, the Option Award Agreements hereunder and the Awards of Common Stock hereunder, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law; and (v) take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. The Committee may in the Option Award Agreement provide that the Optionee shall notify the Company of the failure to meet any holding period requirement under the Code applicable to Shares received upon the exercise of an Incentive Stock Option. Unless otherwise expressly provided hereunder, the Committee, with respect to any Option, may exercise its discretion hereunder at the time of the award or thereafter. In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Committee shall be final and binding upon all persons.

                  17.      Amendments.
                  The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect an Optionee with respect to Options previously granted or the recipient of an Award with respect to Awards previously granted unless such amendments are in connection with compliance with applicable laws; provided that the Board may not make any amendment in the Plan that would, if such amendment were not approved by the holders of the Common Stock, cause the Plan to fail to comply with any requirement of applicable law or regulation, unless and until the approval of the holders of such Common Stock is obtained. Without limiting the generality of the foregoing, the Committee may (subject to such considerations as may arise under Section 16 of the Exchange Act, or under other corporate, securities or tax laws) take any steps it deems appropriate, that are not inconsistent with the purposes and intent of the Plan, or to take into account the provisions of Section 162(m) of the Code.

                  18. Changes in Capital Structure.
                  In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or, in case the property or stock of the Company is acquired by any other corporation, or in case of a reorganization or liquidation of the Company, the Committee shall, as to outstanding Options, either (i) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Common Stock, provided only that the excess of the aggregate fair market value of the shares subject to any Options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Options immediately before such substitution over the purchase price thereof, (ii) upon written notice to the Optionees, provide that all unexercised Options must be exercised within a specified number of days of the date of such notice or such Options will be terminated, or (iii) upon written notice to the Optionees, provide that the Company or the merged, consolidated or otherwise reorganized corporation shall have the right, upon the effective date of any such merger, consolidation, sale of assets or reorganization, to purchase all Options held by each Optionee and unexercised as of that date at an amount equal to the aggregate fair market value on such date of the shares subject to the Options held by such Optionee over the aggregate purchase price therefor, such amount to be paid in cash or, if stock of the merged, consolidated or otherwise reorganized corporation is issuable in respect of the shares of the Common Stock, then, in the discretion



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of the Committee, in stock of such merged, consolidated or otherwise reorganized corporation equal in fair market value to the aforesaid amount. In any such case the Committee shall, in good faith, determine fair market value and may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates. In the event of any such transaction noted above, the Committee shall have discretion to take any action with respect to Awards of Common Stock, including but not limited to acceleration of any vesting provisions, termination of repurchase rights, substitution on an equitable basis of appropriate stock of the successor in the transaction or notification of such Award holders that such Awards will terminate as to unvested shares as of the date specified in such notice.

                  Notwithstanding any other provision hereof, unless otherwise provided in the Option Award Agreement, if a Change of Control shall occur, any Option or Award previously granted to a director or Executive Officer of the Company shall automatically vest in full and become immediately exercisable in full .

                  If a Change in Control shall occur, but subject to the immediately preceding paragraph, then the Committee as constituted immediately before the Change in Control may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Change in Control (including, without limitation, the substitution of stock other than stock of the Company as the stock optioned hereunder, and the acceleration of the exercisability of the Options and Awards).

                  The judgment of the Committee with respect to any matter referred to in this Section 18 shall be conclusive and binding upon each Optionee without the need for any amendment to the Plan.

                  In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares or other similar change in capitalization, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-participant limit set forth in Section 5, (iii) the number and class of securities and exercise price per share subject to each outstanding Option, and (iv) the number of shares covered by and the terms of each outstanding Award shall be appropriately adjusted by the Committee (or substitute Awards may be made, if applicable) to the extent the Committee shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this paragraph applies and the first paragraph of this Section 18 also applies to such event, the first paragraph of Section 18 shall govern.

                  19. Notices.
                  All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Optionee, shall be delivered personally, sent by facsimile transmission or mailed to the Optionee at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 19.

                  20. Rights as Shareholder.
                  Neither the Optionee nor any person entitled to exercise the Optionee's rights in the event of death shall have any rights of a shareholder with respect to the Shares subject to an Option, except to the extent that a certificate for such Shares shall have been issued upon the exercise of the Option as provided for herein.

                  21. Rights to Employment.

                  Nothing in the Plan or in any Award or Option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or to continue as a director of the Company or interfere in any way with the right of the Company and its shareholders to terminate the individual's employment or service as a director at any time.

                  22. Exculpation and Indemnification.
                  The Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person's duties, responsibilities and obligations under the Plan, to the maximum extent permitted by law, other than such liabilities, costs and expenses as may result from the negligence, bad faith, willful misconduct or criminal acts of such persons.

                  23. Captions.
                  The use of captions in this Plan is for convenience. The captions are not intended to and do not provide substantive rights.

                  24. Severability.
                  The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision of the Plan, which shall remain in full force and effect.

                  25. Governing Law.
                  The Plan shall be governed by the laws of Connecticut, without reference to principles of conflict of laws.


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